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                                                                       EXHIBIT 6

                             JOINT FILING AGREEMENT

         The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, no par value, of Repap Enterprises Inc. is adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on
Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         EXECUTED as of January 4, 1999.

                                          SUNDANCE ASSETS, L.P.

                                          By:     Ponderosa Assets, L.P.
                                                  its general partner

                                          By:     Enron Ponderosa Management
                                                    Holdings, Inc.
                                                  its general partner

                                          By: \s\ Peggy B. Menchaca
                                          Name:   Peggy B. Menchaca
                                          Title:  Vice President and Secretary

                                          ENRON CAPITAL & TRADE RESOURCES CORP.

                                          By: \s\ Peggy B. Menchaca
                                          Name:   Peggy B. Menchaca
                                          Title:  Vice President and Secretary


                                          ENRON CORP.


                                          By: \s\ Peggy B. Menchaca
                                          Name:   Peggy B. Menchaca
                                          Title:  Vice President and Secretary







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